UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 15, 2022

Date of Report

(Date of earliest event reported)

DURECT CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-31615	94-3297098
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10260 Bubb Road

Cupertino, CA 95014

(Address of principal executive offices) (Zip code)

(408) 777-1417

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock $0.0001 par value per share	DRRX	The NASDAQ Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of DURECT Corporation (the “Company”), held online via live audio webcast on June 15, 2022, the Company’s stockholders approved an amendment of the 2000 Stock Plan (the “Stock Plan”) to increase the number of shares of the Company’s Common Stock available for issuance by 18,000,000 shares and to extend the term of the Stock Plan so that the Stock Plan will terminate on the date that is ten (10) years following stockholder approval of the amended and restated Stock Plan (i.e., June 15, 2032).

The foregoing description of the amendment of the 2000 Stock Plan is only a summary and is qualified in its entirety by the full text of the 2000 Stock Plan, as amended, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting of the Company, the Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 350,000,000 to 600,000,000 (the “Charter Amendment”). The Company filed the Charter Amendment with the Secretary of State of the State of Delaware, and it became effective on June 15, 2022.

The foregoing description of the Charter Amendment is qualified in its entirety by the full text of the Charter Amendment, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, there were 175,842,593 shares represented to vote either in person or by proxy, or 77.2 % of the outstanding shares, which represented a quorum.  The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting were as follows:

Proposal 1: Election of Directors

Terrence F. Blaschke and Gail J. Maderis were elected as Class I directors for a term of three years.  The voting for each director was as follows:

	For	Withheld	Broker Non-Votes
Terrence F. Blaschke	114,401,783	6,050,033	55,390,777
Gail J. Maderis	117,196,615	3,255,201	55,390,777

Proposal 2: An amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 350,000,000 to 600,000,000

The amendment to our Certificate of Incorporation was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
151,090,265	24,162,233	590,095	0

Proposal 3: An amendment and restatement of the 2000 Stock Plan

The amendment and restatement of the 2000 Stock Plan was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes

104,069,117	10,627,657	5,755,042	55,390,777

Proposal 4: Say on Pay – An advisory vote on the approval of executive compensation

The Company’s compensation of the Company’s Named Executive Officers was approved on a non-binding, advisory basis based upon the following votes:

For	Against	Abstain	Broker Non-Votes
104,086,779	7,400,100	8,964,937	55,390,777

Proposal 5: Ratification of Appointment of Independent Registered Public Accounting Firm for the Company for the Current Fiscal Year

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2022 was ratified based upon the following votes:

For	Against	Abstain	Broker Non-Votes
173,434,117	1,625,375	783,101	0

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

ExhibitDescription

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Durect Corporation
10.1*	DURECT Corporation 2000 Stock Plan, as amended.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

_________

* Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DURECT Corporation

Date: June 16, 2022	By:	/s/ James E. Brown
James E. Brown President and Chief Executive Officer

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